Exhibit 99.2

Q3 EARNINGS PRESENTATION NOVEMBER 7 , 2024

DISCLAIMER

CLARUS

Forward-Looking Statements

Please note that in this presentation we may use words such as "appears," "anticipates," "believes," "plans," "expects," "intends," "future," and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to, those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled "Risk Factors" in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company's Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward- looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). This presentation contains the non-GAAP measures: (i) adjusted gross margin and adjusted gross profit, (ii) adjusted (loss) income from continuing operations and related earnings (loss) per diluted share, (iii) earnings before interest, taxes, other income or expense, depreciation and amortization ("EBITDA"), EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin, (iv) segment EBITDA and adjusted segment EBITDA, and (v) free cash flow (defined as net cash provided by operating activities less capital expenditures). The Company believes that the presentation of certain non-GAAP measures, i.e.: (i) adjusted gross margin and adjusted gross profit, (ii) adjusted (loss) income from continuing operations and related earnings (loss) per diluted share , (iii) EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin, (iv) segment EBITDA and adjusted segment EBITDA, and (v) free cash flow, provide useful information for the understanding of its ongoing operations and enables investors to focus on period- over -period operating performance, and thereby enhances the user's overall understanding of the Company's current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures herein. We do not provide a reconciliation of the non-GAAP guidance measures, i.e.: (i) adjusted EBITDA, adjusted EBITDA margin, and mid-point adjusted EBITDA margin (ii) adjusted corporate costs, and (iii) adjusted free cash flow for the fiscal year 2024 to the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies.

Market and Industry Data

The market and industry data used throughout this presentation was obtained from various sources, including the Company's own research and estimates, surveys or studies conducted by third parties and industry or general publications and forecasts. Industry publications, surveys and forecasts generally state that they have obtained information from sources believed to be reliable, but there can be no assurance as to the accuracy and completeness of such information. While the Company believes that each of these surveys, studies, publications and forecasts is reliable, it has not independently verified such data and the Company is not making any representation as to the accuracy of such information. Similarly, the Company believes its internal research and estimates are reliable but it has not been verified by any independent sources. In addition, while the Company believes that the industry and market information included herein is generally reliable, such information is inherently imprecise. While the Company is not aware of any misstatements regarding the industry and market data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading "Forward-Looking Statements" above.

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Warren Kanders EXECUTIVE CHAIRMAN Clarus TODAY’S PRESENTERS Mike Yates CFO Clarus Neil Fiske PRESIDENT Black Diamond Equipment Mat Hayward MANAGING DIRECTOR Adventure

6 February 2023 PAGE 4 THE NEW CLARUS: Q3 2024 Positioned for long - term sustainable growth Strategic roadmap continued to guide execution in Q3 Black Diamond objective : Simplify and focus on the core Improved quality and composition of inventory focusing on best and most profitable styles; 70% of inventory is now “A” styles Adventure objective: Invest to scale In line performance for first two months of quarter but results ultimately affected by September market softness Strong balance sheet/ p rudent capital allocation Debt - free with $36.4 million of cash on the balance sheet at 9/30

Continued operational progress at Outdoor and roadmap in place at Adventure $ 67.1m $ 17.8m $49.3 m 37.8% $2.4 m Revenue - 17% Y/Y Adventure Revenue - 12% Y/Y Outdoor Revenue - 19% Y/Y Adj. Gross Margin +420 BPS Y/Y Adj. EBITDA - 33% Y/Y Q3 RESULTS AT A GLANCE Adventure Adj. EBITDA: $0.25m Outdoor Adj. EBITDA: $4.4m

6 February 2023 PAGE 6 ADVENTURE - STRATEGIC PRIORITIES: Q3 2024 HIGHLIGHTS • Strategic roadmap established guiding execution • Q3 presented unique events that had material impact on business and results • Largest OEM customer stopped production due to supply chain challenges • Market softness in both core Australia/NZ market and U.S. • Made significant investments in 1H24 to accelerate U.S. and international growth and strengthen global OEM initiatives • New leadership in place to capitalize on positive long - term industry dynamics and large and growing TAM across verticals • Commenced meaningful cost - out initiatives focused on global reorganization, while preserving previously announced growth investment MANAGEMENT COMMENTARY BUILDING BLOCKS IN FOCUS INVESTMENT INTO U.S. AND ROW INVESTMENT INTO BRAND REBUILT LEADERSHIP TEAM

6 February 2023 PAGE 7 OUTDOOR - STRATEGIC PRIORITIES: Q3 2024 HIGHLIGHTS • Successful execution of strategic initiatives in Q3 • While revenue down 19% y/y, consistent with expectations, adjusted EBITDA up 25% • Gross margins lifting and will continue to expand; 37.0% adj. gross margin in Q3 vs. 31.2 % PY • Outdoor market still in recession from its peak of 2022 • Operating expenses down 13.1% y/y • Core of the business much healthier now and capable of delivering double digit EBITDA margins even without topline growth • Confident that initiatives focused on products, channels, marketing, and geographic expansion position Black Diamond for a return to growth as the market stabilizes MANAGEMENT COMMENTARY BUILDING BLOCKS IN FOCUS SIMPLIFICATION EXECUTION PRODUCT LEADERSHIP FEWER, BIGGER, BETTER

6 February 2023 PAGE 8 NET SALES Q3 2024 FINANCIAL RESULTS Q3 202 4 Q3 2023 ADJ. GROSS MARGIN LOSS FROM CONT. OPS. ADJ. EBITDA ADJ. EBITDA MARGIN 3.6% $2.4M ($3. 2 M) 37.8% $ 67.1 M 4.5% $ 3.6 M ($2.2M) 33.6% $81.3M

6 February 2023 PAGE 9 NET SALES FULL YEAR GUIDANCE ADJ. CORPORATE COSTS ADJ. EBITDA MID - POINT ADJ. EBITDA % CAPEX FREE CASH FLOWS $260M - $26 6 M $5M - $6M $7M - $9M 3.0% $(10)M $(6)M - $ (8) M 2024 • Consistent with historical seasonal pattern, Q 4 sales, adjusted EBITDA and cash flow are expected to be quarterly highs for 2024 • Q 4 guidance : net sales of approx . $ 70 M ; adj . EBITDA of $ 5 - 7 M

APPENDIX

6 February 2023 PAGE 11 BALANCE SHEET Assets Current assets Cash $ 36,399 $ 11,324 Accounts receivable, less allowance for credit losses of $1,569 and $1,412 54,337 53,971 Inventories 93,147 91,409 Prepaid and other current assets 6,707 4,865 Income tax receivable 983 892 Assets held for sale - 137,284 Total current assets 191,573 299,745 Property and equipment, net 17,171 16,587 Other intangible assets, net 34,366 41,466 Indefinite-lived intangible assets 59,040 58,527 Goodwill 39,632 39,320 Deferred income taxes 19,192 22,869 Other long-term assets 14,364 16,824 Total assets $ 375,338 $ 495,338 Liabilities and Stockholders’ Equity Current liabilities Accounts payable $ 12,677 $ 20,015 Accrued liabilities 23,325 24,580 Income tax payable - 805 Current portion of long-term debt - 119,790 Liabilities held for sale - 5,744 Total current liabilities 36,002 170,934 Deferred income taxes 18,221 18,124 Other long-term liabilities 12,641 14,160 Total liabilities 66,864 203,218 Stockholders’ Equity Preferred stock, $0.0001 par value per share; 5,000 shares authorized; none issued - - Common stock, $0.0001 par value per share; 100,000 shares authorized; 43,004 and 42,761 issued and 38,362 and 38,149 outstanding, respectively 4 4 Additional paid in capital 696,021 691,198 Accumulated deficit (340,377) (350,739) Treasury stock, at cost (33,114) (32,929) Accumulated other comprehensive loss (14,060) (15,414) Total stockholders’ equity 308,474 292,120 Total liabilities and stockholders’ equity $ 375,338 $ 495,338 September 30, 2024 December 31, 2023 CLARUS CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (In thousands, except per share amounts)

6 February 2023 PAGE 12 INCOME STATEMENT (Q3) Sales Domestic sales $ 24,365 $ 30,423 International sales 42,750 50,879 Total sales 67,115 81,302 Cost of goods sold 43,618 54,018 Gross profit 23,497 27,284 Operating expenses Selling, general and administrative 27,880 28,404 Restructuring charges 478 1,076 Transaction costs 103 400 Legal costs and regulatory matter expenses 394 579 Total operating expenses 28,855 30,459 Operating loss (5,358) (3,175) Other income (expense) Interest income, net 373 19 Other, net 1,164 (445) Total other income (expense), net 1,537 (426) Loss before income tax (3,821) (3,601) Income tax benefit (664) (1,395) Loss from continuing operations (3,157) (2,206) Discontinued operations, net of tax - 942 Net loss $ (3,157) $ (1,264) Loss from continuing operations per share: Basic $ (0.08) $ (0.06) Diluted (0.08) (0.06) Net loss per share: Basic $ (0.08) $ (0.03) Diluted (0.08) (0.03) Weighted average shares outstanding: Basic 38,352 37,470 Diluted 38,352 37,470 CLARUS CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF LOSS (Unaudited) (In thousands, except per share amounts) Three Months Ended September 30, 2024 September 30, 2023

6 February 2023 PAGE 13 INCOME STATEMENT (YTD) Sales Domestic sales $ 75,583 $ 80,545 International sales 117,327 128,972 Total sales 192,910 209,517 Cost of goods sold 124,156 134,148 Gross profit 68,754 75,369 Operating expenses Selling, general and administrative 84,176 84,640 Restructuring charges 1,009 1,812 Transaction costs 168 459 Contingent consideration benefit (125) (1,565) Legal costs and regulatory matter expenses 3,795 1,062 Total operating expenses 89,023 86,408 Operating loss (20,269) (11,039) Other income (expense) Interest income, net 1,198 32 Other, net 669 (143) Total other income (expense), net 1,867 (111) Loss before income tax (18,402) (11,150) Income tax benefit (3,290) (2,591) Loss from continuing operations (15,112) (8,559) Discontinued operations, net of tax 28,346 6,802 Net income (loss) $ 13,234 $ (1,757) Loss from continuing operations per share: Basic $ (0.39) $ (0.23) Diluted (0.39) (0.23) Net income (loss) per share: Basic $ 0.35 $ (0.05) Diluted 0.35 (0.05) Weighted average shares outstanding: Basic 38,286 37,267 Diluted 38,286 37,267 September 30, 2024 September 30, 2023 CLARUS CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (Unaudited) (In thousands, except per share amounts) Nine Months Ended

6 February 2023 PAGE 14 NON - GAAP RECONCILIATION Sales $ 67,115 Sales $ 81,302 Gross profit as reported $ 23,497 Gross profit as reported $ 27,284 Plus impact of PFAS inventory reserve 1,878 Plus impact of PFAS inventory reserve - Adjusted gross profit $ 25,375 Adjusted gross profit $ 27,284 Gross margin as reported 35.0% Gross margin as reported 33.6% Adjusted gross margin 37.8% Adjusted gross margin 33.6% Sales $ 192,910 Sales $ 209,517 Gross profit as reported $ 68,754 Gross profit as reported $ 75,369 Plus impact of PFAS inventory reserve 3,323 Plus impact of PFAS inventory reserve - Adjusted gross profit $ 72,077 Adjusted gross profit $ 75,369 Gross margin as reported 35.6% Gross margin as reported 36.0% Adjusted gross margin 37.4% Adjusted gross margin 36.0% NINE MONTHS ENDED September 30, 2024 September 30, 2023 CLARUS CORPORATION RECONCILIATION FROM GROSS PROFIT TO ADJUSTED GROSS PROFIT AND ADJUSTED GROSS MARGIN THREE MONTHS ENDED September 30, 2024 September 30, 2023

NON-GAAP RECONCILIATION (Q3)

CLARUS

CLARUS CORPORATION
RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO ADJUSTED INCOME FROM CONTINUING OPERATIONS AND RELATED EARNINGS PER DILUTED SHARE
(In thousands, except per share amounts)

	Three Months Ended September 30, 2024						
	Total sales	Gross profit	Operating expenses	Income tax (benefit) expense	Tax rate	(Loss) income from continuing operations	Diluted EPS (1)
As reported	$ 67,115	$ 23,497	$ 28,855	$ (664)	(17.4) %	$ (3,157)	$ (0.08)
Amortization of intangibles	-	-	(2,416)	629		1,787	
Restructuring charges	-	-	(478)	112		366	
Transaction costs	-	-	(103)	23		80	
PFAS inventory reserve	-	1,878	-	427		1,451	
Legal costs and regulatory matter expenses	-	-	(394)	171		223	
Stock-based compensation	-	-	(1,547)	392		1,155	
As adjusted	$ 67,115	$ 25,375	$ 23,917	$ 1,102	36.8 %	$ 1,893	$ 0.05

(1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share is calculated based on 38,352 basic and diluted weighted average shares of common stock. Adjusted income from continuing operations per share is calculated based on 38,455 diluted shares of common stock.

	Three Months Ended September 30, 2023						
	Total sales	Gross profit	Operating expenses	Income tax (benefit) expense	Tax rate	(Loss) income from continuing operations	Diluted EPS (1)
As reported	$ 81,302	$ 27,284	$ 30,459	$ (1,395)	(38.7) %	$ (2,206)	$ (0.06)
Amortization of intangibles	-	-	(2,553)	866		1,687	
Restructuring charges	-	-	(1,076)	334		742	
Transaction costs	-	-	(400)	92		308	
Legal costs and regulatory matter expenses	-	-	(579)	155		424	
Stock-based compensation	-	-	(1,151)	284		867	
As adjusted	$ 81,302	$ 27,284	$ 24,700	$ 336	15.6 %	$ 1,822	$ 0.05

(1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share is calculated based on 37,470 basic and diluted weighted average shares of common stock. Adjusted income from continuing operations per share is calculated based on 37,871 diluted shares of common stock.

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NON-GAAP RECONCILIATION (YTD)

CLARUS

CLARUS CORPORATION
RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO ADJUSTED INCOME FROM CONTINUING OPERATIONS AND RELATED EARNINGS PER DILUTED SHARE
(In thousands, except per share amounts)

	Nine Months Ended September 30, 2024						
	Total sales	Gross profit	Operating expenses	Income tax (benefit) expense	Tax rate	(Loss) income from continuing operations	Diluted EPS (1)
As reported	$ 192,910	$ 68,754	$ 89,023	$ (3,290)	(17.9) %	$ (15,112)	$ (0.39)
Amortization of intangibles	-	-	(7,316)	1,511		5,805	
Restructuring charges	-	-	(1,009)	208		801	
Transaction costs	-	-	(168)	35		133	
Contingent consideration benefit	-	-	125	(26)		(99)	
PFAS inventory reserve	-	3,323	-	687		2,636	
Legal costs and regulatory matter expenses	-	-	(3,795)	784		3,011	
Stock-based compensation	-	-	(4,253)	879		3,374	
As adjusted	$ 192,910	$ 72,077	$ 72,607	$ 788	58.9 %	$ 549	$ 0.01

(1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share is calculated based on 38,286 basic and diluted weighted average shares of common stock. Adjusted income from continuing operations per share is calculated based on 38,426 diluted shares of common stock.

	Nine Months Ended September 30, 2023						
	Total sales	Gross profit	Operating expenses	Income tax (benefit) expense	Tax rate	(Loss) income from continuing operations	Diluted EPS (1)
As reported	$ 209,517	$ 75,369	$ 86,408	$ (2,591)	(23.2) %	$ (8,559)	$ (0.23)
Amortization of intangibles	-	-	(8,035)	1,757		6,278	
Restructuring charges	-	-	(1,812)	408		1,404	
Transaction costs	-	-	(459)	100		359	
Contingent consideration benefit	-	-	1,565	(335)		(1,230)	
Legal costs and regulatory matter expenses	-	-	(1,062)	226		836	
Stock-based compensation	-	-	(3,923)	856		3,067	
As adjusted	$ 209,517	$ 75,369	$ 72,682	$ 421	16.3 %	$ 2,155	$ 0.06

(1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share is calculated based on 37,267 basic and diluted weighted average shares of common stock. Adjusted income from continuing operations per share is calculated based on 38,015 diluted shares of common stock.

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6 February 2023 PAGE 17 NON - GAAP RECONCILIATION (Q3) Loss from continuing operations $ (3,157) $ (2,206) Income tax benefit (664) (1,395) Other, net (1,164) 445 Interest income, net (373) (19) Operating loss (5,358) (3,175) Depreciation 980 1,045 Amortization of intangibles 2,416 2,553 EBITDA (1,962) 423 Restructuring charges 478 1,076 Transaction costs 103 400 PFAS inventory reserve 1,878 - Legal costs and regulatory matter expenses 394 579 Stock-based compensation 1,547 1,151 Adjusted EBITDA $ 2,438 $ 3,629 Sales $ 67,115 $ 81,302 EBITDA margin -2.9% 0.5% Adjusted EBITDA margin 3.6% 4.5% September 30, 2024 September 30, 2023 Three Months Ended CLARUS CORPORATION RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA), EBITDA MARGIN, ADJUSTED EBITDA, AND ADJUSTED EBITDA MARGIN (In thousands)

6 February 2023 PAGE 18 NON - GAAP RECONCILIATION (YTD) Loss from continuing operations $ (15,112) $ (8,559) Income tax benefit (3,290) (2,591) Other, net (669) 143 Interest income, net (1,198) (32) Operating loss (20,269) (11,039) Depreciation 3,051 3,064 Amortization of intangibles 7,316 8,035 EBITDA (9,902) 60 Restructuring charges 1,009 1,812 Transaction costs 168 459 Contingent consideration benefit (125) (1,565) PFAS inventory reserve 3,323 - Legal costs and regulatory matter expenses 3,795 1,062 Stock-based compensation 4,253 3,923 Adjusted EBITDA $ 2,521 $ 5,751 Sales $ 192,910 $ 209,517 EBITDA margin -5.1% 0.0% Adjusted EBITDA margin 1.3% 2.7% September 30, 2024 September 30, 2023 CLARUS CORPORATION RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA), EBITDA MARGIN, ADJUSTED EBITDA, AND ADJUSTED EBITDA MARGIN (In thousands) Nine Months Ended

6 February 2023 PAGE 19 NON - GAAP RECONCILIATION (Q3) Outdoor Segment Adventure Segment Corporate Costs Total Operating loss 1,210$ (2,507)$ (4,061)$ (5,358)$ Depreciation 640 340 - 980 Amortization of intangibles 286 2,130 - 2,416 EBITDA 2,136 (37) (4,061) (1,962) Restructuring charges 189 289 - 478 Transaction costs - - 103 103 Contingent consideration - - - - PFAS inventory reserve 1,878 - - 1,878 Legal costs and regulatory matter expenses 194 - 200 394 Stock-based compensation - - 1,547 1,547 Adjusted EBITDA 4,397$ 252$ (2,211)$ 2,438$ Sales 49,287$ 17,828$ -$ 67,115$ EBITDA Margin 4.3% -0.2% -2.9% Adjusted EBITDA Margin 8.9% 1.4% 3.6% CLARUS CORPORATION (In thousands) RECONCILIATION FROM OPERATING LOSS TO SEGMENT EBITDA AND ADJUSTED SEGMENT EBITDA Three Months Ended September 30, 2024

6 February 2023 PAGE 20 NON - GAAP RECONCILIATION (YTD) Outdoor Segment Adventure Segment Corporate Costs Total Operating loss (2,896)$ (4,544)$ (12,829)$ (20,269)$ Depreciation 1,974 1,077 - 3,051 Amortization of intangibles 857 6,459 - 7,316 EBITDA (65) 2,992 (12,829) (9,902) Restructuring charges 560 449 - 1,009 Transaction costs - - 168 168 Contingent consideration - (125) - (125) PFAS inventory reserve 3,323 - - 3,323 Legal costs and regulatory matter expenses 3,078 - 717 3,795 Stock-based compensation - - 4,253 4,253 Adjusted EBITDA 6,896$ 3,316$ (7,691)$ 2,521$ Sales 132,496$ 60,414$ -$ 192,910$ EBITDA Margin 0.0% 5.0% -5.1% Adjusted EBITDA Margin 5.2% 5.5% 1.3% CLARUS CORPORATION RECONCILIATION FROM OPERATING LOSS TO SEGMENT EBITDA AND ADJUSTED SEGMENT EBITDA (In thousands) Nine Months Ended September 30, 2024